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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 16, 2007
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                         TIME LENDING, CALIFORNIA, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-59114                                            33-0730042
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Commission File Number                        IRS Employer Identification Number

          1580 N. Batavia Street, Suite #2, Orange, California    92867
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 288-5901
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01        OTHER EVENTS.

         On October 16, 2007, Time Lending, California, Inc., a Nevada corporation (the "Company") entered into a letter of intent with Boomj.com, Inc., a Nevada corporation ("BOOM") to acquire all of the outstanding shares of BOOM by the Company in exchange for approximately 98% or 35,459,585 shares of the Company's common stock, or equivalent thereof. The Company shall be the surviving entity with BOOM becoming its wholly-owned subsidiary. Immediately subsequent to the acquisition, the Company shall have approximately 36 million shares of common stock outstanding. The Company plans to effect a reverse stock split and the spin off of its subsidiaries prior to the share exchange transaction. The terms of the transaction also include cancellation of certain shares by the principal shareholders and payment to the principals. The formal agreement between BOOM and the Company is subject to the execution of a definitive share exchange agreement and appropriate related documentation in forms satisfactory to BOOM, the Company, their counsel, their respective boards of directors and, to the extent applicable, their respective shareholders. The anticipated date of the closing of the acquisition is November 30, 2007.

         The Letter of Intent entered by the Company and BOOM outlines the general intentions of the above parties with respect to the acquisition. Neither of the Company nor BOOM are bound by any of the provisions of this Letter of Intent until a mutually acceptable share exchange agreement will have been executed and delivered subject to approvals of the acquisition by the respective corporate authorities of BOOM and the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2007                    TIME LENDING, CALIFORNIA, INC.

                                           By: /s/ Michael P. Pope
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                                               Michael P. Pope
                                               President